EXHIBIT 21.1

SUBSIDIARIES OF USI HOLDINGS CORPORATION

Name of Entity	State of Incorporation
USI Services Corporation	Delaware
USI Insurance Brokers, Inc.	Massachusetts
Association Growth Enterprises, Incorporated	Maryland
Bertholon-Rowland, Inc.	Pennsylvania
Signature Premium Finance, Inc.	Pennsylvania
Dexter-Bertholon Rowland, Inc.	Pennsylvania
Bertholon Rowland, Inc.	New Jersey
Colburn Insurance Agency	Ohio
USI Gulf Coast, Inc.	Louisiana
USI Northeast, Inc.	New York
Riverside Insurance Associates, Inc.	Connecticut
USI Insurance Services of Northern California, Inc.	California
Humanex, Inc. – Insurance Services	California
Henderson & Phillips, Incorporated	Virginia
USI of Georgia, Inc.	Georgia
Colonial Premium Finance Company	Virginia
Campbell, Galt & Newlands, Inc.	Oregon
Hurley, Atkins & Stewart, Inc.	Washington
USI Insurance Services of New England, Inc.	New Hampshire
Roger Ryan & Company, Inc.	New Hampshire
USI Insurance Services of Rhode Island, Inc.	Rhode Island
Inex Alternative Programs, Inc.	New Hampshire
Bechard Insurance Agency, Inc.	New Hampshire
USI Insurance Services of Florida, Inc.	Florida
Strategic Asset Advisors, Inc.	Florida
CICORP – USI, Inc.	Florida
Commercial Broker Services, Inc.	Florida
Employers Safety Council of Florida, Inc.	Florida
USI MidAtlantic, Inc.	Pennsylvania
Eagle Benefit Services, LLC	Delaware
Rental Industry Services, Inc.	Pennsylvania
USI Insurance Services Corporation of Illinois, Inc.	Illinois
Progressive Plan Administrators, Inc.	New York
USI Retirement Services, Inc.	New York
Emerson, Reid & Company, Inc.	New York
USI Consulting Group, Inc.	Connecticut
USI Consulting Group of Massachusetts, Inc.	Massachusetts
USI Advisors, Inc.	Connecticut
USI Consulting Group of New York, Inc.	New York
Benefit Strategies of Maine, Inc.	New Hampshire
The Capital Planning Group, Inc.	Georgia
USI Midwest, Inc.	Ohio
USI of Southern California Insurance Services, Inc.	California
Max Behm & Associates, Inc.	California
United California Insurance Agency	California
El Camino Insurance Agency	California
USI Securities, Inc.	Delaware

SUBSIDIARIES OF USI HOLDINGS CORPORATION

Name of Entity	State of Incorporation
USI of Illinois, Inc.	Delaware
WRIMS Corp.	Pennsylvania
Insurance Risk Managers, Inc.	Texas
ANCO Corporation	Texas
MD Premium Finance Corporation	Texas
Western Claims Services, Inc.	Texas
Regional Insurance Management Services, Inc.	Texas
ANCO Management Corporation	Texas
ANCO Life & Benefits Services, Inc.	Texas
Strategic Benefit Planning Corporation	Texas
Anco Insurance Services of Houston, Inc.	Texas
Commercial Insurance Concepts, Inc.	Texas
Inter/National Rental Insurance Services, Inc.	California
Inter/National Rental Insurance, Inc.	Texas
Fleet and Equipment Rental Risk Purchasing Group	California
Kisco Partners, Inc.	New York
Acquisition Risk Management Services, Inc.	New York
Custom Benefit Programs, Inc.	New Jersey
Turner P. Williams & Associates LLC	Tennessee
Future Planning Associates, Inc.	New York
BMI Insurance Services, Inc.	California
U.S.I. Insurance Services of Massachusetts, Inc.	Massachusetts
Governmental Entities Management Services, Inc.	New York
Netcare Services, Inc.	Massachusetts
Phoenix Insurance Agency, Inc.	Massachusetts
O’Leary-Kientz, Inc.	Ohio
Bertholon-Rowland Corp.	New York
American Insurance Administrators, Inc.	Ohio
American Insurance Administrators, Inc.	Colorado
B-R Insurance Brokers, Inc.	Florida
B-R Corp. of North Carolina	North Carolina
BR Insurance Services Corp.	California
DWP/USI of Southern California Insurance Agency, Inc.	Delaware
Summit Global Partners, Inc.	Delaware
SGP of Bermuda Ltd.	Bermuda
SGP Service Company, Inc.	Texas
Summit Global Partners (Texas) Holdings, Inc.	Delaware
Meridian Credit Services, Inc.	Delaware
SGP Benefits of Texas, Inc.	Texas
SGP Surplus Lines of Texas, Inc.	Texas
Summit Global Partners of Texas, Inc.	Texas
Vista Insurance Partners, Inc.	Texas
Vista Wholesale Insurance Partners, Inc.	Texas
Vista Insurance Partners of Florida, Inc.	Florida
Vista Insurance Partners of Louisiana, Inc.	Louisiana
Vista Insurance Partners of Mississippi, Inc.	Mississippi
Vista Insurance Partners of New Mexico, Inc.	New Mexico
Vista Insurance Partners of Tennessee, Inc.	Tennessee
Vista Insurance Agency of Oklahoma, Inc.	Oklahoma

SUBSIDIARIES OF USI HOLDINGS CORPORATION

Name of Entity	State of Incorporation
Summit Global Partners Holdings, Inc.	Delaware
Vista Insurance Partners of Georgia, Inc.	Georgia
Vista Insurance Partners of Illinois, Inc.	Illinois
Summit Global Partners of Florida, Inc.	Florida
Summit Global Partners of New Jersey, Inc.	New Jersey
Summit Global Partners of Illinois, Inc.	Illinois
USI Southwest, Inc.	New Mexico
Summit Global Partners of the Carolinas, Inc.	North Carolina
Summit Global Partners of Arizona, Inc.	Arizona
Summit Global Partners of Memphis, Inc.	Tennessee
Summit Global Partners Insurance Services, Inc.	California
Summit Global Partners of Michigan, Inc.	Michigan
WMK, Inc.	Colorado